Exhibit 10(b)-15

TCF FINANCIAL CORPORATION

LETTER AGREEMENT

THIS LETTER AGREEMENT made and entered into as of December 14, 2009 between [Name of Executive] (the “Executive”) and TCF Financial Corporation, a Delaware Corporation (“TCF”).

Executive and TCF have been parties to an Employment Agreement dated January 1, 2008 (the “Employment Agreement”) and/or a Change in Control Agreement dated January 1, 2008 (the “Change in Control Agreement”).

In exchange for good and valuable consideration, Executive and TCF agree to terminate any Employment Agreement and Change in Control Agreement with the Executive effective December 14, 2009.

In exchange for terminating Executive’s Employment Agreement and/or Change in Control Agreement, TCF shall grant to Executive a restricted stock award effective December 14, 2009.

IN WITNESS WHEREOF, the parties have duly executed this Letter Agreement as of the day and year first written above.

ATTEST:	TCF FINANCIAL CORPORATION:

By:
Vice Chairman and Secretary		William A. Cooper
	Its:	Chairman and Chief Executive Officer

WITNESS:

Signature